Exhibit 3.287

STATE OF NEVADA
ROSS MILLER Secretary of State	OFFICE OF THE SECRETARY OF STATE	SCOTT W. ANDERSON Deputy Secretary for Commercial Recordings
Certified Copy
March 14, 2011

Job Number:	C20110311-2688
Reference Number:	00003048221-00
Expedite:
Through Date:
The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State’s Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
C18901-1998-001	Articles of Incorporation	2 Pages/1 Copies

Certified By: Christine Rakow Certificate Number: C20110311-2688 You may verify this certificate online at http://www.nvsos.gov/	Respectfully, ROSS MILLER Secretary of State
Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

8-07-1998 1:50PM FROM P. 2
AUG 07 '98 15:23 FR WALLER LANSDEN 615 244 6804 TO 1288086424#70931 P.02/03
08/06/98 THU 15:48 FAX 770 813 0677 PARANET-ATLANTA @004

Articles of Incorporation

(PURSUANT TO NRS 78)
STATE OF NEVADA
Secretary of State

Filing fee:
Receipt #:

FILED ... OF THE ... OF THE ... NEVADA
AUG 07 1998
DEAN HELLER SECRETARY OF STATE
No. C18984-98
(For filing office use)

(For filing office use)

IMPORTANT: Read instructions on reverse side before completing this form.
TYPE OR PRINT (BLACK INK ONLY)

1. NAME OF CORPORATION: PHC-Palestine, Inc.
2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

Name of Resident Agent: National Registered Agents, Inc.

Street Address: 400 West King Street, Carson City, NV 89703
Street No. Street Name City Zip

3. SHARES: (number of shares the corporation is authorized to issue)
Number of shares with par value: 1000 Par value: .01 Number of shares without par value: 0
4. GOVERNING BOARD: shall be styled as (check one): X Directors ___ Trustees
The FIRST BOARD OF DIRECTORS shall consist of 2 members and the names and addresses are as follows (attach additional pages if necessary):

Name	Address City/State/Zip
Martin S. Rash	105 Westwood Place, Brentwood, TN 37027
Richard Gore	105 Westwood Place, Brentwood, TN 37027

5. PURPOSE (optional-- see reverse side): The purpose of the corporation shall be:
Any lawful act or activity as permitted by the State of Nevada.
6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 1
7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (Signatures must be notarized.) (Attach additional pages if there are more than two incorporators.)

Frank A. Berryman
Name (print) Waller Lansden Dortch & Davis
511 Union Street, Nashville, TN 37219
Address City/State/Zip
[signature]
Signature
State of Tennessee County of Davidson

This instrument was acknowledged before me on August 7, 1998, by Frank A. Berryman
Name of Person
as incorporator of PHC-Palestine, Inc.
(name of party on behalf of whom instrument was executed)
Gretchen E. Catron
Notary Public Signature
My Commission Expires JULY 22, 2000
(affix notary stamp or seal)

L. Kelly Christopher
Name (print) Waller Lansden Dortch & Davis
511 Union Street, Nashville, TN 37219
Address City/State/Zip
[signature]
Signature
State of Tennessee County of Davidson

This instrument was acknowledged before me on Aug. 7, 1998, by L. Kelly Christopher
Name of Person
as incorporator of PHC-Palestine, Inc.
(name of party on behalf of whom instrument was executed)
Gretchen E. Catron
Notary Public Signature
My Commission Expires JULY 22, 2000
(affix notary stamp or seal)

8. CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT
I, National Registered Agents, Inc. hereby accept appointment as Resident Agent for the above named corporation.
Michelle Ellis
Signature of Resident Agent
8-7-98
Date

AUG 06 '98 15:50 770 813 0677 PAGE.04

OFFICERS
PHC-Palestine, Inc.

President	Martin S. Rash
Vice President	John M. Rutledge
Vice President, Treasurer	Richard Gore
Vice President & Controller	Brenda Rector
Vice President & Secretary	Howard T.Wall
Vice President & Asst. Treasurer	Christopher T. Hannon
105 Westwood Place, Ste. 400, Brentwood, TN 37027.
** TOTAL PAGE.03 **